                                                                          10.9.6


DATED                           15th July, 1994                             1994





                              HORIZON SEISMIC INC.

                                      and

                          EXPLORATION HOLDINGS LIMITED

                                      and

                          HORIZON EXPLORATION LIMITED



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                        DEED OF CONTINUING INTER-COMPANY
                        CROSS GUARANTEE AND INDEMNITY

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                                  in favour of

                             SIMON-HORIZON LIMITED

                       SIMON PETROLEUM TECHNOLOGY LIMITED

                                      and

                             SIMON ENGINEERING PLC



SIMMONS & SIMMONS
14 DOMINION STREET
LONDON EC2M 2RJ
(Ref: 5A/P.37800/AZM/2566m)





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T H I S   D E E D is made the 15th day of July, 1994

-------------------------------

BETWEEN:

(1) THE COMPANIES whose names, registration numbers and registered offices are specified in the Schedule hereto (the "Companies") of the one part; and

(2) SIMON-HORIZON LIMITED, registration number 467924, a company incorporated in England and Wales with registered office at Horizon House, Azalea Drive, Swanley, Kent, BR8 8JR SIMON PETROLEUM TECHNOLOGY LIMITED registration number 2720413, a company incorporated in England and Wales with registered office at Ty'n-y-Coed, Llanrhos, Llandudno, North Wales; and SIMON ENGINEERING PLC registration number 52665, a company incorporated in England and Wales with registered office at Simon House, Bird Hall Lane, Stockport, Cheshire SK3 ORJ (hereinafter together called the "Beneficiaries" and each a "Beneficiary" which expression shall include their respective successors and assigns) of the other part.

WHEREAS:

(A) By an Agreement of even date herewith (the "Agreement") made between the Beneficiaries and Horizon Exploration Limited ("HEL") HEL is to enter into the Charterparty by way of sub-demise referred to in Recital (B) below with Simon-Horizon Limited ("Simon") and certain other arrangements with the Beneficiaries in relation to the m.v. "SIMON LABRADOR" registered under the Bahamian flag at the port of Nassau under Official Number 715224 (the "Ship") upon the terms and conditions therein mentioned.

(B) By a Charterparty by way of Sub-Demise (the "Charterparty") of even date herewith and made between Simon (1) and HEL (2) Simon has agreed to let and DEL has agreed to take the Ship on demise charter upon the terms and conditions therein mentioned.

(C) By the Agreement HEL has agreed with the Beneficiaries (inter alia) to procure that certain works be carried out to the Ship and equipment be installed thereon at the expense of HEL upon the terms and conditions therein mentioned.

(D)      The execution and delivery of this Deed of Inter-Company
         Cross-Guarantee and Indemnity by the Companies is one of the conditions precedent (inter alia) to Simon letting and demising the Ship to HEL pursuant to the Charterparty.





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IT IS AGREED as follows:

1.       INTERPRETATION

1.1 In this Deed of Continuing Inter-Company Cross Guarantee and Indemnity, unless the context otherwise requires or unless otherwise defined herein, words and expressions defined in the Charterparty and used herein shall have the same meaning where used in this Deed.

1.2      In this Deed, unless the context otherwise requires:

         "Deed" means this Deed of Continuing Inter-Company Cross Guarantee and Indemnity;

         "Guarantee" includes each separate or independent stipulation or agreement by the Companies and each one of them contained in this Deed;

         "Guaranteed Indebtedness" means the Indebtedness of HEL to the Beneficiaries guaranteed pursuant to Clause 2.1 and indemnified pursuant to Clause 2.2;

         "Guaranteed Liabilities" means the Liabilities of HEL to the Beneficiaries, the discharge of which is guaranteed pursuant to Clause
         2.1 and indemnified pursuant to Clause 2.2;

         "Guarantors" means the Companies and each of them;

         "Incapacity" means in relation to a person the death, bankruptcy, unsoundness of mind, insolvency, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever (and, in the case of a partnership, includes the termination or change in the composition of the partnership);

         "Indebtedness" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

         "Liabilities" means all obligations and liabilities whatsoever, whether express or implied, whether as principal or surety, whether present or future, actual or contingent, whether joint or several in whatever style, name or form and in whatever currency denominated.

1.3 Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.4      In this Deed, unless the context otherwise requires:

         (a) references to Clauses are to be construed as references to the clauses of this Deed;





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         (b)     references to (or to any specifies provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Deed or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Beneficiaries or any of them;

         (c) words importing the plural shall include the singular and vice versa;

         (d) references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any Government Entity; and

         (e) references to statutory provisions shall be construed as references to those provisions as replaced, amended or reenacted from time to time.

2.       GUARANTEE

In consideration of Simon chartering the Ship to HEL pursuant to the Charterparty and of each of the Beneficiaries entering into the Agreement and of other good and valuable consideration (the adequacy whereof is hereby acknowledged by the Guarantors and each of them) the Guarantors jointly and severally agree:

2.1 As a primary obligation and not merely as a surety, they hereby guarantee:

         (a) the full, due and punctual performance of all obligations of HEL to the Beneficiaries howsoever arising, including, without limitation, procuring the fulfillment of all the works and supply of equipment to the Ship as contemplated by the Agreement; and

         (b) payment when due of all moneys due on any account whatsoever by HEL to the Beneficiaries or to any of them, howsoever arising, together with all other Indebtedness or Liabilities whatsoever of HEL to the Beneficiaries or to any of them, howsoever arising, whether under the Agreement the Charterparty, any of the Relevant Documents or otherwise so that in case of either (a) or (b), if HEL shall default, each of the Guarantors shall itself be liable fully to perform the same or make the relevant payment.

2.2 Unconditionally and irrevocably as a primary obligation to indemnify the Beneficiaries on a full and unqualified indemnity basis and hold the Beneficiaries harmless against any breach, default or failure by HEL duly and punctually to perform and observe the terms,





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         conditions, covenants or obligations on its part contained in the
         Charterparty, the Agreement or any of the other Relevant Documents.

2.3 The Guarantee and the rights of the Beneficiaries under it shall not be affected or prejudiced by the Beneficiaries or any of them holding or taking any other or further securities or guarantees or by any Beneficiary varying, releasing, exchanging, enforcing or omitting or neglecting to enforce any such securities or guarantees (including this Guarantee in whole or in part and against one Guarantor or more than one Guarantor or by the introduction of any new Guarantor) or by the Beneficiaries giving time for payment or granting any other indulgence to or making any other arrangements with or accepting any composition from the Guarantors or any of them or any person liable on any securities or guarantees or indemnities held or to be held by the Beneficiaries or by any other act or thing (including the invalidity or unenforceability of any guarantee herein contained) which (apart from this provision) would or might afford an equitable defense to a surety. Each of the Guarantors agrees that the Beneficiaries shall have no duty to any of the Guarantors in the enforcement or realization of any such security, suretyship or indemnity and, in particular, but without prejudice to the foregoing, the Beneficiaries shall owe no duty to any of the Guarantors in the conduct of any enforcement of any security over any of the assets of HEL or any other Guarantor or any co-surety and each of the Guarantors' liability hereunder shall not be reduced by the sale of any such assets at an undervalue.

2.4 The Beneficiaries shall be at liberty but not bound to resort for their own benefit to any other means of payment at any time and in any order they think fit without thereby diminishing the liability of any of the Guarantors and the Beneficiaries may enforce any of the guarantees herein contained either for the payment of the ultimate balance after resorting to other means of payment (including any other of such guarantees) or for the balance due at any time notwithstanding that any such other means of payment have not been resorted to and in each case without entitling any of the Guarantors to any benefit from such other means of payment so long as any Guaranteed Indebtedness or Guaranteed Liabilities remain due or owing or payable or undischarged.

2.5 The bankruptcy, winding-up, liquidation, dissolution administration, receivership or insolvency of any one or more of the Guarantors shall not affect or determine the liability of the other Guarantors or any of them under this Deed. All dividends, compositions and moneys received by the Beneficiaries or any of them from any Guarantor subject to such Incapacity or from any other company, person or estate capable of being applied by the Beneficiaries in reduction of the indebtedness, liabilities or obligations of any of any such Guarantor shall be regarded for all purposes as payments in gross and the Beneficiaries shall be entitled to prove in the bankruptcy, winding-up, liquidation, dissolution, receivership or insolvency of any such Guarantor in respect of the whole of such Guarantor's obligations to the Beneficiaries and without any right on the part of any other Guarantor to be subrogated to the Beneficiaries or any of them in respect of any such proof to the intent that this Guarantee shall apply to and secure the whole of any ultimate





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         balance which shall remain due to the Beneficiaries or any of them from each of the Guarantors.

2.6 Any settlement or discharge between the Beneficiaries and any of the Guarantors shall be subject to the condition that no security or payment to the Beneficiaries by any of the Guarantors or any other person shall be avoided, invalidated, reduced, repaid or surrendered by virtue of any provisions or enactments relating to bankruptcy, winding-up, liquidation, dissolution, administration, receivership or insolvency for the time being in force and if any such security or payment shall be so avoided or reduced the Beneficiaries shall be entitled to recover the value or amount thereof from such Guarantor subsequently just as if such settlement or discharge had not occurred.

2.7 The Guarantee shall take effect as a guarantee of the whole and every part of the Guaranteed Indebtedness and the Guaranteed Liabilities and none of the Guarantors shall be entitled as against the Beneficiaries to any right of proof in the bankruptcy, winding-up, liquidation, dissolution or insolvency of any other Guarantor or any other surety or other right of a surety (including any right of contribution from any other surety) discharging, in whole or in part, his liability in respect of the principal debt or to share in any security, suretyship or indemnity held or money received by any Beneficiary on account of the obligations of such Guarantor or any other surety or to have or exercise any rights as surety (including any such right of contribution as aforesaid) in competition with the Beneficiaries unless and until the whole of the Guaranteed Indebtedness and the Guaranteed Liabilities shall have first been completely discharged and satisfied nor until the Guaranteed Indebtedness and Guaranteed Liabilities shall have been discharged and satisfied in full shall any of the Guarantors take any step to enforce any right or claim against any other Guarantor in respect of any moneys paid by such first Guarantor to the Beneficiaries hereunder or to exercise any other rights, claims or remedies of any kind which may accrue howsoever to any of the Guarantors in respect either of the amount so payable or so paid (including any such right of contribution as aforesaid) or of any other moneys for the time being due or owing to any of the Guarantors from any other Guarantor or any other surety or otherwise, provided that in the event of the bankruptcy, winding-up, liquidation, dissolution or insolvency of any of the Guarantors or any other surety each other Guarantor shall, if so directed by the Beneficiaries, but not otherwise, prove for (to the fullest extent permitted by law) the whole or any part of the moneys due or owing to it from such other Guarantor or any other surety as aforesaid on terms that the benefit of such proof and of all moneys received by it in respect thereof shall be held on trust for the Beneficiaries. Furthermore, for the purpose of enabling the Beneficiaries to sue any of the Guarantors or any other surety or prove in the bankruptcy, winding-up, liquidation, dissolution or insolvency of any of the Guarantors (the First Guarantors) or any other surety in relation to or in respect of the whole of the Guaranteed Indebtedness and the Guaranteed Liabilities, or to preserve intact the liability of any other party, the Beneficiaries may at any time place and keep, for such time as it may think prudent, any moneys received, recovered or realized on account of the obligations of the First Guarantor whether from any other Guarantor hereunder or under any other guarantee or





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         security to the credit either of such other Guarantor or of such other person or transaction (if any) as the Beneficiaries may think fit, without any intermediate obligation on the part of the Beneficiaries to apply the same or any part thereof in or towards the discharge of the Guaranteed Indebtedness and the Guaranteed Liabilities, or any intermediate right on the part of such other Guarantor to sue the First Guarantor or any other surety or prove in the bankruptcy, winding-up, liquidation, dissolution or insolvency of the First Guarantor or any other surety in competition filth or so as to diminish any dividend or other advantage that would or might come to the Beneficiaries or to treat the liability of the First Guarantor as diminished provided that any such moneys shall be held in an interest bearing account with whichever bank the Beneficiary shall designate.
         As used in this Clause 2.7 and Clause 2.11 hereof the expression "any other surety" includes, without prejudice to the generality of such term, any other person constituting any of the Guarantors and any party to any security, suretyship or indemnity or other person referred to in Clause 2.3.

2.8 For all purposes, including any legal proceedings, a certificate signed by any of the officers of any Beneficiary as to the sums, obligations and liabilities for the time being due or incurred to it by HEL and/or any other of the Guarantors shall be prima facie evidence thereof against each Guarantor.

2.9 As a separate and independent stipulation each of the Guarantors agrees, both severally and also jointly with every other Guarantor, that any Indebtedness, Liability or obligation incurred or purported to be incurred by any of the Guarantors or by any person purporting to act on behalf of any of the Guarantors which may not be recoverable from or enforceable against such Guarantor by reason of any legal limitation, disability or incapacity on or of such Guarantor or any other fact or circumstance and whether known to the Beneficiaries or any of them or to any of the Guarantors or not, shall nevertheless be recoverable from the other Guarantors as though the same had been incurred or undertaken by the other Guarantors and the other Guarantors were jointly and severally liable as sole or principal debtors in respect thereof and shall be paid by the other Guarantors on demand.

2.10 This Deed shall continue to bind the Guarantors and continue to apply to future or subsequent Indebtedness, Liabilities and other obligations incurred or undertaken or to be incurred or undertaken by any of HEL and the other Guarantors to or in favour of the Beneficiaries or any of them notwithstanding any amalgamation or merger that may be effected by the Beneficiaries or any of them with any other company and notwithstanding any reconstruction by any Beneficiary involving the formation of and transfer of the whole or any of its undertaking and assets to a new company and notwithstanding the sale or transfer of all or any part of its undertaking to another company whether the company with which the Beneficiary amalgamates or merges or the company to which it transfers all or any part of its undertaking and assets either on a reconstruction or sale or transfer as aforesaid shall or shall not differ from such Beneficiary in its objects, character or constitution and notwithstanding any transfer or assignment of the benefit of the





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         provisions herein contained and any rights conferred on the
         Beneficiaries hereby to any other person, it being the intent of each of the Guarantors that the Guarantee shall remain valid and effectual in all respects in favour of, against and with reference to, and that the benefit thereof and all rights conferred upon the Beneficiaries hereby may be assigned to and enforced by, any such company or other person and proceeded on in the same manner to all intents and purposes as if such company or other person had been named herein instead of or in addition to the Beneficiaries and the Beneficiaries shall be at liberty (subject to the provisions of Clause 6, but otherwise without liability to any of the Guarantors) to disclose any information regarding the financial affairs of any of the Guarantors to any transferee or assignee or proposed transferee or assignee or other person entering into or proposing to enter into contractual arrangements with the Beneficiaries in relation to this Deed and/or the liabilities or obligations of any of the Guarantors to the Beneficiaries.

2.11 While any amount from time to time remains payable under this Deed any right of any of the Guarantors, arising whether by way of subrogation or otherwise out of or in connection with the performance of any of its duties and obligations, whether express or implied, under this Deed, to be indemnified by HEL or any other Guarantor or to proceed on, take the benefit of or enforce any other mortgage, security, guarantee, indemnity or other right shall only be exercised or enforced by such Guarantor with the previous written consent of the Beneficiaries and subject to such terms and conditions as such consent may specify. Any proceeds of or amounts received or recovered pursuant to or in connection with any such exercise or enforcement shall in any event and without prejudice to the provisions of Clause
         2.7 hereof be paid and transferred immediately to the Beneficiaries or as the Beneficiaries may otherwise direct and pending such payment and transfer shall be held in trust absolutely for the benefit of the Beneficiaries. Each of the Guarantors declares that it has not received any mortgage, pledge, charge or other security from any of HEL and the other Guarantors or any other surety for the giving of the guarantee on its part herein contained and each of the Guarantors agrees that it will not, so long as such guarantee remains in force, take any mortgage, pledge, charge or other security in respect of its liability hereunder or exercise any right of lien or set-off against any of HEL and the other Guarantors or any other surety without first obtaining the written consent of the Beneficiaries.

2.12 No assurance, security, guarantee or payment which may be avoided under any law relating to bankruptcy, insolvency, administration or winding-up (including without limitation sections 238, 239, 242, 243, or 245 of the Insolvency Act 1986), and no release, settlement, discharge or arrangement given or made by the Beneficiaries on the faith of any such assurance, security, guarantee or payment, shall prejudice or affect the right of the Beneficiaries to enforce this security to the full extent of the indebtedness, liabilities and obligations referred to in Clause 2 hereof. The Beneficiaries may in their absolute discretion retain the security so created for a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after all financial accommodation from time to time made available





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         to any Guarantor by the Beneficiaries shall have ceased to be available or (if longer) all such liabilities and obligations shall have been paid and discharged in full, notwithstanding any release, settlement, discharge or arrangement given or made by the Beneficiaries on, or as a consequence of, such cessation or, as the case may be, payment. If at any time within such period a petition shall be presented to a competent court for an order for the bankruptcy, insolvency or winding-up of any of the Guarantors or any of the Guarantors shall commence to be wound up voluntarily, or an application for an administration order shall be made to a competent court in respect of that Guarantor the Beneficiaries may, notwithstanding as aforementioned, continue to retain the security or any part thereof for and during such further period as the Beneficiaries in their absolute discretion shall determine. Each Guarantor agrees that such security shall be deemed to have been and to have remained held by the Beneficiaries as and by way of security. In the event that any Beneficiary shall be required under section 234 of the Insolvency Act 1986 to pay any sum to an office-holder (as defined in the said section) of any of the Guarantors, then such sum when paid by the Beneficiary shall be deemed to form part of the liabilities hereby secured and any release, settlement, discharge or arrangement given or made by the Beneficiary on the faith of any payment on account of such liabilities which the Beneficiary shall be so required to pay to the said office-holder shall be treated as having been given or made by the Beneficiary, and accepted by such Guarantor, upon the express condition that the same shall be subject and without prejudice to the Beneficiary's right to recover the same under this Deed.

3.       PAYMENTS

3.1 The obligations of each of the Guarantors hereunder shall be to make payment to the Beneficiaries in the currency in which the applicable obligation ought to have been or ought to be discharged by the party concerned, strictly in accordance with the terms and provisions of the relevant agreement, express or implied, between the relevant Beneficiary or Beneficiaries and such party applicable to each respective obligation of such party, regardless of any law, regulation or decree, now or hereafter in effect, which affects or might in any manner affect any of such terms or provisions or the rights of the Beneficiaries as against such party.

3.2 Each payment to be made by any of the Guarantors hereunder shall be made to the Beneficiaries, in the appropriate currency in accordance with the terms hereof, to the credit of the relevant Beneficiary's account with whichever bank or banks located in the country of such currency as shall be designated by such Beneficiary. All such payments shall be made without set-off or counterclaim and free and clear of and without deduction or withholding for any tax of any nature now or hereafter imposed by any country or any sub-division or taxing authority thereof or therein or any federation or organization of which such country is a member. If any such payment shall be subject to any such tax or if any of the Guarantors shall be required to make any such seduction or withholding, such Guarantor shall pay to the relevant Beneficiary such additional amount as may be necessary to enable the Beneficiary to receive and retain, after all deductions and

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         withholdings, a net amount equal to the full amount payable hereunder.
         As used in this Clause the term "tax" includes all levies, imposts, duties, charges, fees, deductions, withholdings, turnover tax, transaction tax, stamp tax, stamp duty and any restrictions or conditions of any nature resulting in a charge.

3.3 It is further agreed by each of the Guarantors, both severally and also jointly with every other Guarantor, that the Guarantors will indemnify each Beneficiary against any loss incurred as a result of any judgment or order being given or made for the payment of any amount due hereunder and such judgment or order being expressed in a currency other than that in which such amount is payable by the Guarantors hereunder and as a result of any variation having occurred in rates of exchange between the date as at which such amount is converted into such other currency for the purposes of such judgment or order and the date of actual payment pursuant thereto. The foregoing indemnity shall constitute a separate and independent obligation of the Guarantors and shall apply irrespective of any indulgence granted to any of the Guarantors from time to time and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

4.       REPRESENTATIONS AND WARRANTIES

4.1 The Guarantors jointly and severally represent and warrant to the Beneficiaries and to each of them that:

         (a) each Guarantor is duly incorporated and validly existing in good standing under the laws of England or the State of Texas as the case may be, as limited company and has power to carry on its businesses as now being conducted and to own its property and other assets;

         (b) each Guarantor has power to execute, deliver and perform its obligations under this Deed, and all necessary corporate, shareholder and other action has been taken to authorize its execution, delivery and performance of the same and no limitation on the power of any Guarantor to borrow or give guarantees will be exceeded as a result of this Deed;

         (c) this Guarantee constitutes valid, binding and enforceable obligations of each Guarantor;

         (d) the execution and delivery of this Deed, the performance of its obligations hereunder, and compliance with the provisions of this Deed by each of the Guarantors will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which such Guarantor is subject, or (ii) contravene or conflict with any provision of any Guarantor's respective Memorandum and Articles of Association, By-Laws, Statutes or other constitutional documents;

         (e) it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that it or any other instrument be notarized, filed, recorded, registered or enrolled in any court, public office or elsewhere in England or in any other Jurisdiction or that any stamp, registration or similar tax or charge be paid in England or in any other Jurisdiction on or in relation to this Deed and this Deed is in proper form for its enforcement in the courts of England, the State of Texas and the Federal Courts of the United States of America;

         (f) neither is any Guarantor or any of its assets entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement).

4.2      Each Guarantor further represents and warrants that:

         (a) every consent, authorization, license or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by the Guarantor to authorize, or required by the Guarantor in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Deed or the performance by the Guarantor of its obligations under this Deed has been obtained or made and is in full force and effect and there has been no default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

         (b) the obligations of the Guarantor under this Deed are direct, general and unconditional obligations of the Guarantor and rank at least pari passu with all other present and future unsecured and unsubordinated Indebtedness of the Guarantor with the exception of any obligations which are mandatorily preferred by law and not by contract;

         (c) as at the date of this Deed, Exploration Holdings Limited is the holding company (and "holding company" shall have the meaning ascribed thereto pursuant to section 736 of the Companies Act 1985) and is, directly or indirectly, the beneficial owner of all of the issued share capital of HEL;

         (d)     no Relevant Event has occurred and is continuing; and

         (e) save as disclosed, no action, suit, proceeding, litigation or dispute against the Guarantor is taking place or pending or to the Guarantors's knowledge threatened before any court, board of arbitration or other body nor is there subsisting any judgment or award given against the Guarantor which in each case would or might result in any material adverse change in the business or condition (financial or otherwise) of the Guarantor.

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4.3      The representations and warranties in Clauses 4.1 and 4.2 shall be deemed to be repeated by the Guarantors on and as of each day from the date of this Deed until all the Guaranteed Indebtedness and Guaranteed Liabilities shall have been fully and finally paid and discharged whether by HEL and/or by the Guarantors or any of them pursuant to this Deed as if made with reference to the facts and circumstances existing on each such day.

5.       UNDERTAKINGS

5.1 Each of the Guarantors undertakes that as from the date of this Deed until all the Guaranteed Indebtedness and Guaranteed Liabilities shall have been fully and finally paid and discharged, it will:

         (a) promptly inform the Beneficiaries of any occurrence of which it becomes aware which might adversely affect its ability to perform its obligations under this Deed forthwith upon becoming aware thereof;

         (b) without prejudice to Clause 4.2, obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in or in connection with, every consent, authorization, license or approval of governmental or public bodies or authorities or courts and do, or cause to be done, all other acts and things which may from time to time be necessary or desirable under applicable law for the continued due performance of all its obligations under this Deed; and

         (c) prepare financial statements in accordance with generally accepted accounting principles and practices in England or the United States, as appropriate, consistently applied in respect of each financial year and cause the same to be reported on by its auditors and deliver copies of the same to Simon as soon as practicable but not later than 180 days after the end of the financial period to which they relate.

5.2      Each Guarantor further undertakes with the Beneficiaries that it will:

         (a) pay to the Beneficiaries on demand (whether any such Indebtedness, Liabilities or obligations shall be its sole Indebtedness, Liabilities or obligations or shall be joint with any person, firm or company) all of its present and future Indebtedness to the Beneficiaries on any account whatsoever, all of its other Liabilities whatsoever to the Beneficiaries, present or future, actual or contingent, howsoever arising (including, but without prejudice to the provisions of Clause 2 hereof, liabilities and obligations as surety or guarantor whether pursuant to this Deed or otherwise) and that it will fully and faithfully perform and discharge all of its other obligations to the Beneficiaries, howsoever arising; and

         (b) it will (except in the case of HEL which shall itself so perform and discharge all of such obligations) use its best endeavors to procure that HEL shall fully and faithfully perform and discharge all of its obligations to the Beneficiaries pursuant to the Agreement and the Relevant Documents.

6.       BENEFIT OF THIS DEED AND ASSIGNMENT

6.1 This Deed shall be binding upon the Guarantors and their respective successors in title and shall enure for the benefit of the Beneficiaries and their respective successors in title, assignees and transferees.

6.2 The Guarantors may not assign or transfer any of their respective rights or obligations under this Deed. The Beneficiaries or any of them may at any time transfer all or any part of their or its rights, benefits and obligations under this Deed by assigning to any other of them or to any third party (each of which is hereinafter in this Clause called an "Assignee") which is not a Business Competitor of HEL (as such term is defined in and for the purposes of the Agreement) all or any part of its respective rights and benefits hereunder in consideration (except in the case of any assignment to Royal Bank of Scotland (Industrial Leasing) Limited or any other company within the Royal Bank of Scotland plc group of companies when no such consideration shall be required) of the agreement of each such Assignee to perform, or to reimburse the assignor for having performed, the assignor's obligations hereunder as so assigned to such Assignee. If any such third party is a Business Competitor of HEL the Beneficiaries shall not, without the prior written consent of HEL (such consent not to be unreasonably withheld or delayed), so transfer all or any part of its respective rights, benefits and obligations.
         If any of the Beneficiaries does so transfer its rights, benefits and obligations in accordance with the provisions of this Clause 6, all references in this Deed to it shall thereafter be construed as a reference to the Assignee.

6.3 The Beneficiaries may not disclose to a potential assignee or any other person proposing to enter into contractual arrangements with any of them in relation to the HEL Documents (as such term is defined in and for the purposes of the Agreement) information about the HEL, the Guarantors, the m.v. "Simon Labrador" and the HEL Documents except with the prior written consent of HEL (such consent not to be unreasonably withheld or delayed).

7.       NOTICES

Any demand or notice by the Beneficiaries hereunder shall be in writing and may be served on the Guarantor on whom the demand is to be made by leaving the same, or sending it through the post or by telex or facsimile transmission addresses to such Guarantor, at the address set out opposite its name in the Schedule to this Deed or at the address last known to the Beneficiaries as the registered or principal office or, as the case may be, place of business of such Guarantor, and a demand or notice so served shall be effective notwithstanding that it may later be returned undelivered if left at such address, at the time it was so left or, if sent by post, 48 hours after the time it was posted and in proving such service by post it shall be sufficient to prove that the envelope containing the demand or notice was properly addressed, stamped and posted. Any such demand or notice by telex or facsimile transmission shall be deemed to have been duly served at the time when in the ordinary course of transmission it would have been received.

8.       OTHER MATTERS

8.1 No delay or omission of the Beneficiary in exercising any right, power or privilege hereunder shall impair such right, power or privilege or be construed as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Beneficiary herein provided are cumulative and not exclusive of any rights or remedies provided by law.

8.3 The illegality, invalidity or unenforceability of any provision of this Deed under the law of any Jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction or the legality, validity, or enforceability of any other provision of this Deed.

8.4 This Deed may be executed in one or more parts or counterparts and all such parts or counterparts shall be construed and read together as one Deed.

8.5 This Deed shall be governed by and construed in accordance with English law and each of the Guarantors hereby irrevocably agrees for the benefit of the Beneficiaries that the English Courts are to have jurisdiction to settle any suit, action or proceeding which may arise out of or in connection with this Deed and accordingly any suit, action or proceeding so arising (in this Clause referred to as "Proceedings") may be brought in such court. Without prejudice to the foregoing, the parties hereto further irrevocably agree that any Proceedings may be brought in the Courts of such other jurisdiction or jurisdictions as the relevant Beneficiary may from time to time select and each of the Guarantors hereby waives absolutely any immunity to which it is or may be entitled in any Jurisdiction. Horizon Seismic Inc. hereby irrevocably appoints Exploration Holdings Limited at its address set out in the Schedule hereto as its agent for service of process in England.

IN WITNESS whereof each of the Companies has caused this Continuing Inter-Company Cross Guarantee and Indemnity to be executed as its deed, and the Companies and the Beneficiaries have (with the intention of giving full effect to any provision of this Continuing Inter-Company Cross Guarantee and Indemnity which may for any reason not be made fully effective and binding on each of the Companies by its execution of this Continuing Inter-Company Cross Guarantee and Indemnity as its deed) caused this Continuing Inter-Company Cross Guarantee and Indemnity to be signed, on their respective behalves on the day and year first before written.

SIGNED by                      )
and                            )       /s/ Neil A.M. Campbell
and thereby executed by        )       /s/ G.M. Harrison
HORIZON SEISMIC INC.           )
as its deed                    )


SIGNED by                      )
and                            )       /s/ Neil A.M. Campbell
and thereby executed by        )       /s/ G.M. Harrison
EXPLORATION HOLDINGS           )
LIMITED as its deed            )


SIGNED by                      )
and                            )       /s/ Neil A.M. Campbell
and thereby executed by        )       /s/ G.M. Harrison
HORIZON EXPLORATION            )
LIMITED as its deed            )

                                  THE SCHEDULE






                                                                    REG OFFICE/
                                                                    ADDRESS
COMPANY                           REG NO.                           FOR NOTICES
-------                           -------                           -----------

Exploration                       2812999                           6 Pembroke Road
Holdings Limited                                                    Sevenoaks
                                                                    Kent TN13 1XR

                                                                    Attn: The Company Secretary
                                                                    Telex: 957840 EXPLOR G
                                                                    Fax: 0732 742977

Horizon Seismic Inc.                                                11200 Westheimer
                                                                    Suite 200
                                                                    Houston
                                                                    Texas 77042

                                                                    Attn: The Senior
                                                                              Vice-President
                                                                    Fax: (0101) 713 977 3408


Horizon Exploration               2804983                           6 Pembroke Road
Limited                                                             Sevenoaks
                                                                    Kent TN13 1XR

                                                                    Attn: The Company Secretary
                                                                    Telex: 957840 EXPLOR G
                                                                    Fax: 0732 742977





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